SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 1, 2015

Strategic Environmental & Energy Resources, Inc.

(Exact Name of Registrant as Specified in Charter)

NEVADA	000-54987	02-0565834
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

751 Pine Ridge Road, Golden, Colorado 80403

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (720)-460-3522

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01.	Regulation FD Disclosure.

Strategic Environmental & Energy Resources, Inc. (SENR) today announced that it will report financial results for the quarter ended March 31, 2015 after market close on Thursday May 7, 2015. Management will host a conference call at 4: 30 p.m. Eastern Time to discuss the results with the investment community.

The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated May 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Strategic Environmental & Energy Resources, Inc.

Date: May 1, 2015
By	/s/ J. John Combs II
J. John Combs III
Chief Executive Officer